EQ ADVISORS TRUSTSM

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

SUPPLEMENT DATED AUGUST 2, 2018 TO THE PROSPECTUS DATED MAY 1, 2018

This Supplement updates information contained in the Prospectus dated May 1, 2018 of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

Information Regarding

AXA/Mutual Large Cap Equity Managed Volatility Portfolio

IMPORTANT NOTICE ABOUT CHANGES TO INVESTMENT POLICY AND INVESTMENT STRATEGIES FOR THE

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

The purpose of this Supplement is to provide you with information about the termination of a Sub-Adviser to the AXA/Mutual Large Cap Equity Managed Volatility Portfolio (the “Portfolio”) and the appointment of a new Sub-Adviser to the Portfolio, and corresponding changes to the name, principal investment strategies and related principal risks of the Portfolio.

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Effective on or about October 1, 2018, the sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and Franklin Mutual Advisers, LLC (“Franklin Mutual”) with respect to the Portfolio will terminate, and the Adviser will enter into a new sub-advisory agreement with ClearBridge Investments, LLC (“ClearBridge” or the “Sub-Adviser”) with respect to the Portfolio. As of that date, all references to Franklin Mutual in relation to the Portfolio are deleted.

In connection with this change, effective on or about October 1, 2018, the name of the Portfolio will change to “EQ/ClearBridge Select Equity Managed Volatility Portfolio.” As of that date, all references to the name AXA/Mutual Large Cap Equity Managed Volatility Portfolio are deleted and replaced with “EQ/ClearBridge Select Equity Managed Volatility Portfolio.”

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Effective on or about October 1, 2018, the section of the Prospectus entitled “AXA/Mutual Large Cap Equity Managed Volatility Portfolio — Class IA, IB and K Shares — Investments, Risks, and Performance — Principal Investment Strategy” is deleted in its entirety and replaced with the following information:

Principal Investment Strategy:  The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or financial instruments that derive their value from such securities). The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

Under normal circumstances, the Active Allocated Portion invests primarily in publicly traded equity and equity-related securities of U.S. and non-U.S. companies or other instruments with similar economic characteristics. The Active Allocated Portion may invest in securities of issuers of any market capitalization. The Active Allocated Portion has no geographical limits on where it may invest — it may invest in both developed and emerging markets. The Active Allocated Portion may invest in securities issued through private placements.

While the Active Allocated Portion expects to invest primarily in equity and equity-related securities, the Active Allocated Portion may also invest in fixed income securities, including lower-rated, high yielding debt securities (commonly known as “junk” bonds), when the Sub-Adviser believes such securities will provide attractive total return opportunities.

The Sub-Adviser to the Active Allocated Portion uses a bottom-up investment methodology for equity securities selection that relies extensively on fundamental research to identify companies with strong growth prospects and/or attractive valuations. The Active Allocated Portion uses a focused approach of investing in a smaller number of issuers, which may result in significant exposure to certain industries or sectors. If market conditions warrant, the Active Allocated Portion may enter into short positions on securities, indexes or other instruments. The Active Allocated Portion may invest in futures, options, forward contracts, and swaps, among other derivative instruments. Derivatives and short positions may be used as a hedging technique in an attempt to manage risk in the portfolio, as a substitute for buying or selling securities, as a cash flow management technique, or as a means of enhancing returns.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

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Effective on or about October 1, 2018, the section of the Prospectus entitled “AXA/Mutual Large Cap Equity Managed Volatility Portfolio — Class IA, IB and K Shares — Investments, Risks, and Performance — Principal Risks” is deleted in its entirety and replaced with the following information:

Principal Risks:  An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The following risks are described in alphabetical order and not in order of importance or potential exposure.

Cash Management Risk:  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Credit Risk:  The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk:  The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk:  In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk:  Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk:  Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk:  Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk:  There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Geographic Concentration Risk:  To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Regulatory Risk:  Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Futures Contract Risk:  The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk:  The Portfolio employs an index strategy, that is, it generally invests in the securities included in its index or a representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk:  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels and are below zero in parts of the world. The Portfolio is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Large-Cap Company Risk:  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk:  When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk:  The Portfolio is subject to the risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Mid-Cap and Small-Cap Company Risk:  The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Sub-Adviser Risk:  The Adviser allocates the Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Non-Investment Grade Securities Risk:  Bonds rated below investment grade (i.e., BB or lower by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Ba or lower by Moody’s Investors Service, Inc. or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk:  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Regulatory Risk:  The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and, due to the Portfolio’s use of derivatives, serves as a CPO with respect to the Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs, which may be borne by the Portfolio and may affect Portfolio returns.

Sector Risk:  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk:  The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk:  The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk:  The Adviser from time to time employs various volatility management techniques in managing the Portfolio, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between the relevant market index and the metrics that the Adviser uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

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Effective on or about October 1, 2018, the first paragraph of the section of the Prospectus entitled “AXA/Mutual Large Cap Equity Managed Volatility Portfolio — Class IA, IB, and K Shares — Investments, Risks, and Performance — Risk/Return Bar Chart and Table” is amended to include the following information:

Performance information for the periods prior to October 1, 2018 is that of the Portfolio when it followed different principal investment strategies and engaged a different Sub-Adviser.

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Effective on or about October 1, 2018, the section of the Prospectus entitled “AXA/Mutual Large Cap Equity Managed Volatility Portfolio — Class IA, IB and K Shares — Who Manages the Portfolio — Sub-Adviser: Franklin Mutual Advisers, LLC (“Franklin Mutual”)” is deleted in its entirety and replaced with the following information:

Sub-Adviser:  ClearBridge Investments, LLC (“ClearBridge”)

Portfolio Manager:  The individual primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Aram E. Green	Managing Director and Portfolio Manager of ClearBridge	October 2018

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Effective on or about October 1, 2018, the section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — ClearBridge Investments, LLC” is amended to include the following information:

ClearBridge Investments, LLC (ClearBridge), 620 Eighth Avenue, New York, NY 10018, serves as Sub-Adviser to the AXA/ClearBridge Large Cap Growth Portfolio. ClearBridge also serves as Sub-Adviser to the Active Allocated Portion of the EQ/ClearBridge Select Equity Managed Volatility Portfolio and to a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio.

Aram E. Green is primarily responsible for the investment decisions for the Active Allocated Portion of the EQ/ClearBridge Select Equity Managed Volatility Portfolio.

Aram E. Green is Managing Director and a Portfolio Manager of ClearBridge and has been employed at ClearBridge or its predecessor since 2006.

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EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 2, 2018 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2018

This Supplement updates certain information contained in the Statement of Additional Information (the “SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2018. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI or a copy of the Summary Prospectus and Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

Information Regarding

AXA/Mutual Large Cap Equity Managed Volatility Portfolio

The purpose of this Supplement is to provide you with information regarding the termination of a Sub-Adviser to the AXA/Mutual Large Cap Equity Managed Volatility Portfolio (the “Portfolio”) and the appointment of a new Sub-Adviser to the Portfolio, and a corresponding change to the name of the Portfolio.

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Effective on or about October 1, 2018, the sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and Franklin Mutual Advisers, LLC (“Franklin Mutual”) with respect to the Portfolio will terminate, and the Adviser will enter into a new sub-advisory agreement with ClearBridge Investments, LLC (“ClearBridge”) with respect to the Portfolio. As of that date, all references to Franklin Mutual in relation to the Portfolio are hereby deleted.

In connection with this change, effective on or about October 1, 2018, the name of the Portfolio will change to “EQ/ClearBridge Select Equity Managed Volatility Portfolio.” As of that date, all references to the name AXA/Mutual Large Cap Equity Managed Volatility Portfolio are hereby replaced with “EQ/ClearBridge Select Equity Managed Volatility Portfolio.”

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Effective on or about October 1, 2018, the section of the SAI entitled “Investment Management and Other Services — The Sub-Advisers” is hereby amended to include the following:

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/ClearBridge Select Equity Managed Volatility Portfolio	ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company.

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Effective on or about October 1, 2018, the section of the SAI entitled “Appendix C — EQ ADVISORS TRUST — PORTFOLIO MANAGER INFORMATION — ClearBridge Investments, LLC (“ClearBridge” or “Sub-Adviser”)” is hereby amended to include the following information:

ClearBridge Investments, LLC (“ClearBridge” or “Sub-Adviser”)
Portfolio Manager

Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of May 31, 2018

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/ClearBridge Select Equity Managed Volatility Portfolio

Aram Green	6	$7.1	2	$0.03	670	$0.30	1.00	$2.23	n/a	n/a	n/a	n/a

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Ownership of Securities of the Portfolio as of May 31, 2018

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/ClearBridge Select Equity Managed Volatility Portfolio
Aram Green	X

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